UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 7, 2012

INTERNATIONAL CARD ESTABLISHMENT, INC.
(Exact name of registrant as specified in charter)

Delaware	000-33129	95-4581903
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

555 Airport Way, Suite A, Camarillo, California 93010
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 905-6367

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York, 10006
Phone (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On February 7, 2012, International Card Establishment, Inc.  (the “Company”) dismissed Mendoza Berger & Company LLC (“MB&C”) as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors on February 7, 2012.

During the fiscal years ended December 31, 2010 and 2009, MB&C’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2010 and 2009 and the subsequent interim period through February 7, 2012, (i) there were no disagreements between the Company and MB&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of MB&C would have caused MB&C to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements; and  (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On February 7, 2012, the Company provided MB&C with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that MB&C furnished it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated February 9, 2012, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On February 7, 2012, the Company engaged Wilson Morgan, LLLP (“WM”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 7, 2012.

During the years ended December 31, 2010 and 2009 and the subsequent interim period through February 7, 2012, the Company did not consult with WM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Mendoza Berger & Company LLC dated February 9, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL CARD ESTABLISHMENT, INC.

Date: February 10, 2012	By:	/s/ William J. Lopshire
William J. Lopshire
Chief Executive Officer

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